                                                                    Exhibit 99.2

                           SCHERING-PLOUGH CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                        (DOLLARS IN MILLIONS, EXCEPT EPS)

                                                                                 2004
                                                         ----------------------------------------------------------
                                                          1st     2nd      6      3rd        9        4th
                                                          Qtr.    Qtr.    Mos.    Qtr.      Mos.      Qtr.     Year
                                                           $       $       $       $         $         $        $
                                                         -----   -----   -----   -----     -----      ----     ----
Net Sales                                                1,963   2,147   4,110   1,978     6,088
   Cost of Sales                                           740     790   1,530     711     2,241
                                                         -----   -----   -----   -----     -----
Gross Margin                                             1,223   1,357   2,580   1,267     3,847
   Total SG&A                                              914     979   1,893     892     2,785
   Research & Development 1/                               372     451     824     378     1,201
   Other, Net                                               36      43      78      34       112
   Special Charges 2/                                       70      42     112      26       138
   Equity (Income)/Loss from Cholesterol Joint Venture     (78)    (77)   (154)    (95)     (249)
                                                         -----   -----   -----   -----     -----
(Loss)/Income before Income Taxes                          (91)    (81)   (173)     32      (140)
Income Tax (Benefit)/Expense                               (18)    (16)    (35)      6       (28)
                                                         -----   -----   -----   -----     -----
Net (Loss)/Income                                          (73)    (65)   (138)     26      (112)
                                                         =====   =====   =====   =====     =====
Dividends on Preferred Shares                                -       -       -      12        12
Net (Loss)/Income Available to Common Shareholders         (73)    (65)   (138)     14      (124)
                                                         =====   =====   =====   =====     =====
Diluted (Loss)/Earnings per Common Share                 (0.05)  (0.04)  (0.09)   0.01     (0.08)
                                                         =====   =====   =====   =====     =====
Avg. Shares Outstanding- Diluted                         1,471   1,472   1,471   1,475     1,472
Actual Shares Outstanding                                1,472   1,472   1,472   1,472     1,472

Ratios To Net Sales
Net Sales                                                100.0%  100.0%  100.0%  100.0%    100.0%
     Cost of Sales                                        37.7%   36.8%   37.2%   35.9%     36.8%
Gross Margin                                              62.3%   63.2%   62.8%   64.1%     63.2%
     Total SG&A                                           46.6%   45.6%   46.1%   45.1%     45.7%
     Research & Development                               19.0%   21.0%   20.0%   19.1%     19.7%
(Loss)/Income Before Income Taxes                         (4.6%)  (3.8%)  (4.2%)   1.6%     (2.3%)
Income Taxes (Benefit)/Expense                            (0.9%)  (0.8%)  (0.8%)   0.3%     (0.5%)
Net (Loss)/Income                                         (3.7%)  (3.0%)  (3.4%)   1.3%     (1.8%)

                                                                                2003
                                                        ----------------------------------------------------
                                                          1st   2nd      6      3rd      9      4th            3rd Qtr.   9 Mos.
                                                         Qtr.   Qtr.    Mos.    Qtr.    Mos.    Qtr.   Year       vs        vs
                                                          $      $       $       $       $       $       $     3rd Qtr.   9 Mos.
                                                        -----  -----   -----   -----   -----   -----   -----   --------   ------
Net Sales                                               2,082  2,308   4,389   1,998   6,386   1,948   8,334      (1%)      (5%)
   Cost of Sales                                          658    784   1,442     652   2,094     739   2,833       9%        7%
                                                        -----  -----   -----   -----   -----   -----   -----     ---       ---
Gross Margin                                            1,424  1,524   2,947   1,346   4,292   1,209   5,501      (6%)     (10%)
   Total SG&A                                             843    938   1,780     873   2,653     821   3,474       2%        5%
   Research & Development 1/                              322    369     691     382   1,074     395   1,469      (1%)      12%
   Other, Net                                              13     (4)      8      41      49      10      59     (16%)     N/M
   Special Charges 2/                                       -     20      20     350     370     229     599     (93%)     (63%)
   Equity (Income)/Loss from Cholesterol Joint Venture     30    (26)      4     (24)    (21)    (33)    (54)    N/M       N/M
                                                        -----  -----   -----   -----   -----   -----   -----     ---       ---
(Loss)/Income before Income Taxes                         216    227     444    (276)    167    (213)    (46)    N/M       N/M
Income Tax (Benefit)/Expense                               43     45      89     (11)     77     (32)     46     N/M       N/M
                                                        -----  -----   -----   -----   -----   -----   -----     ---       ---
Net (Loss)/Income                                         173    182     355    (265)     90    (181)    (92)    N/M       N/M
                                                        =====  =====   =====   =====   =====   =====   =====     ===       ===
Dividends on Preferred Shares                               -      -       -       -       -       -       -     N/M       N/M
Net (Loss)/Income Available to Common Shareholders        173    182     355    (265)     90    (181)    (92)    N/M       N/M
                                                        =====  =====   =====   =====   =====   =====   =====
Diluted (Loss)/Earnings per Common Share                 0.12   0.12    0.24   (0.18)   0.06   (0.12)  (0.06)    N/M       N/M
                                                        =====  =====   =====   =====   =====   =====   =====     ===       ===
Avg. Shares Outstanding- Diluted                        1,470  1,471   1,471   1,469   1,470   1,470   1,469
Actual Shares Outstanding                               1,469  1,469   1,469   1,469   1,469   1,471   1,471

Ratios To Net Sales
Net Sales                                               100.0% 100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
     Cost of Sales                                       31.6%  34.0%   32.9%   32.6%   32.8%   37.9%   34.0%
Gross Margin                                             68.4%  66.0%   67.1%   67.4%   67.2%   62.1%   66.0%
     Total SG&A                                          40.5%  40.6%   40.6%   43.7%   41.5%   42.1%   41.7%
     Research & Development                              15.5%  16.0%   15.8%   19.1%   16.8%   20.3%   17.6%
(Loss)/Income Before Income Taxes                        10.4%   9.8%   10.1%  (13.8%)   2.6%  (11.0%)  (0.6%)
Income Taxes (Benefit)/Expense                            2.1%   2.0%    2.0%   (0.6%)   1.2%   (1.6%)   0.5%
Net (Loss)/Income                                         8.3%   7.9%    8.1%  (13.3%)   1.4%   (9.3%)  (1.1%)

1/ Research and development in the first nine months of 2004 includes an $80 million upfront payment in conjunction with the licensing from Toyama Chemical Company LTD. of garenoxacin, a quinolone antibiotic in development.

2/ Special Charges for the third quarter ended September 30, 2004 consisted primarily of employee termination costs. Special charges for the nine months ended September 30, 2004 included $111 million of employee termination costs and $27 million of asset impairment charges primarily related to the company's anticipated exit from a small European research-and-development facility.

Special Charges for 2003 included $20 million of asset impairment charges related to manufacturing facility assets recorded in the second quarter, the $350 million provision to increase litigation reserves recorded in the third quarter and $179 million of employee termination costs, primarily related to the VERP in the United States, as well as $50 million of asset impairment charges related to certain fixed and intangible assets recorded in the fourth quarter.

Note: The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the "Equity income from cholesterol joint venture" and are borne by the overall cost structure of Schering-Plough.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
                               CONSOLIDATED SALES
                             (DOLLARS IN MILLIONS)

                                                2004
                        ---------------------------------------------------
                         1st     2nd      6      3rd      9     4th
                        Qtr.    Qtr.    Mos.     Qtr.    Mos.   Qtr.   Year
                          $       $       $       $       $      $       $
                        -----   -----   -----   -----   -----   ----   ----
PRESCRIPTION PHARM:     1,481   1,644   3,125   1,556   4,681
   U.S.                   411     495     906     518   1,424
   International        1,070   1,150   2,220   1,037   3,257

CONSUMER HEALTH CARE:     312     317     629     239     868
   OTC:                   157     150     306     150     456
        OTC Claritin *    117     117     234     110     344
        Other OTC          40      32      72      41     112
   FOOT CARE:              76      89     166      86     252
   SUN CARE:               79      78     157       3     160

ANIMAL HEALTH:            170     186     356     183     539
   U.S.                    41      36      77      56     133
   International          129     150     279     127     406

TOTAL CONSOLIDATED:     1,963   2,147   4,110   1,978   6,088
                        -----   -----   -----   -----   -----
   U.S.                   738     827   1,565     800   2,365
   International        1,225   1,320   2,545   1,178   3,723

                                                    2003
                           -----------------------------------------------------
                            1st     2nd      6      3rd      9      4th            3rd Qtr.   9 Mos.
                           Qtr.    Qtr.     Mos.    Qtr.    Mos.    Qtr.   Year      vs        vs
                             $       $       $       $       $       $       $     3rd Qtr.   9 Mos.
                           ----    -----   -----   -----   -----   -----   -----   --------   ------
PRESCRIPTION PHARM:        1,646   1,871   3,517   1,585   5,101   1,509   6,611      (2%)     (8%)
   U.S.                      643     757   1,401     549   1,950     426   2,376      (6%)    (27%)
   International           1,003   1,113   2,116   1,035   3,151   1,083   4,235       0%       3%

CONSUMER HEALTH CARE:        293     266     559     243     802     225   1,026      (1%)      8%
   OTC:                      157     135     291     149     441     147     588       1%       3%
        OTC Claritin *       129      97     225     111     336      97     432      (1%)      2%
        Other OTC             28      38      66      38     105      50     156       5%       7%
   FOOT CARE:                 62      83     145      80     224      68     292       9%      12%
   SUN CARE:                  74      48     123      14     137      10     146     (79%)     17%

ANIMAL HEALTH:               143     171     313     170     483     214     697       8%      12%
   U.S.                       45      49      94      57     150      68     218       0%     (11%)
   International              98     122     220     113     333     146     479      12%      22%

TOTAL CONSOLIDATED:        2,082   2,308   4,389   1,998   6,386   1,948   8,334      (1%)     (5%)
                           -----   -----   -----   -----   -----   -----   -----
   U.S.                      965   1,047   2,012     836   2,848     712   3,559      (4%)    (17%)
   International           1,116   1,261   2,378   1,162   3,539   1,236   4,775       1%       5%

* Includes sales of Claritin in Canada.

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
              PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                          GLOBAL PRESCRIPTION PHARM           U.S.              INTERNATIONAL
                          -------------------------  --------------------  ---------------------
                           2004   2003               2004  2003            2004   2003
                           ----   ----               ----  ----            ----   ----
                           3rd     3rd   3rd Qtr.    3rd    3rd  3rd Qtr.   3rd    3rd    3rd Qtr.
                           Qtr.    Qtr.     vs       Qtr.   Qtr.    vs      Qtr.   Qtr.      vs
                            $       $    3rd Qtr.     $      $   3rd Qtr.    $      $     3rd Qtr.
                           ----    ----  --------    ----   ---- --------   ----   ----   --------
PRESCRIPTION PHARM:       1,556   1,585    (2%)      518    549    (6%)    1,037  1,035     0%
Remicade                    188     142    33%        --     --    --        188    142    33%
Clarinex / Aerius           175     169     3%       118    128    (8%)       57     41    39%
Nasonex                     153     114    34%       104     74    40%        48     39    23%
PEG-Intron                  132     172   (23%)       49     85   (42%)       83     87    (5%)
Temodar                     121      90    35%        60     47    29%        61     44    40%
Integrilin                   94      79    18%        88     73    20%         5      6    (5%)
Intron A                     81     103   (21%)       30     38   (20%)       51     65   (22%)
Claritin Rx *                67      68    (1%)       --     --    --         67     68    (1%)
Rebetol                      52     125   (58%)       --     50   (99%)       52     75   (31%)
Subutex                      45      37    22%        --     --    --         45     37    22%
Elocon                       42      41     2%        12     12    (3%)       31     29     5%
Caelyx                       39      30    32%        --     --    --         39     30    32%

* Includes international sales of Claritin Rx only. Canadian sales of Claritin are now reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

Notes: Global cholesterol franchise sales, which include Zetia and Vytorin, totaled $344 million in the 2004 third quarter compared with sales of $137 million in 2003. U.S. sales of Zetia/Vytorin were $298 million in the 2004 third quarter.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
          GLOBAL PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                              2004                                       2003
                            ---------------------------------------- ------------------------------------------
                            1st   2nd    6    3rd    9    4th         1st    2nd    6    3rd    9    4th         3rd Qtr.  9 Mos.
                            Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year  Qtr.   Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year    vs        vs
                             $     $     $     $     $     $     $     $      $     $     $     $     $      $   3rd Qtr.  9 Mos.
                            ----  ----  ----  ----  ----  ----  ----  ----   ----  ----  ----  ----  ----  ----  --------  ------
GLOBAL PRESCRIPTION PHARM: 1,481 1,644 3,125 1,556 4,681             1,646  1,871 3,517 1,585 5,101 1,509  6,611    (2%)    (8%)
Remicade                     165   182   347   188   535               114    126   240   142   382   159    540    33%     40%
Clarinex / Aerius            130   226   356   175   530               173    219   392   169   561   133    694     3%     (6%)
Nasonex                      140   156   296   153   449                79    175   254   114   368   132    500    34%     22%
PEG-Intron                   148   144   293   132   425               221    247   469   172   641   162    802   (23%)   (34%)
Temodar                       86   102   188   121   309                59     87   146    90   237    87    324    35%     31%
Integrilin                    73    78   151    94   245                89     92   181    79   260    46    306    18%     (6%)
Intron A                      69    89   158    81   239                74    125   199   103   302   107    409   (21%)   (21%)
Claritin Rx *                 91    82   173    67   240                89     90   179    68   247    81    328    (1%)    (3%)
Rebetol                       99    88   187    52   239               219    196   415   125   540   100    639   (58%)   (56%)
Subutex                       44    47    91    45   136                31     36    66    37   103    41    144    22%     32%
Elocon                        38    46    84    42   127                39     41    80    41   121    33    154     2%      5%
Caelyx                        34    35    70    39   109                22     26    49    30    78    32    111    32%     39%

* Includes international sales of Claritin Rx only. Canadian sales of Claritin are now reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

Notes: Global cholesterol franchise sales, which include Zetia and Vytorin, totaled $344 million in the 2004 third quarter and $780 million year-to-date compared with sales of $137 million and $306 million, respectively, in 2003.

       U.S. sales of Zetia/Vytorin were $298 million in the 2004 third quarter.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                  U.S. PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                    2004                                         2003
                   -----------------------------------------   ----------------------------------------------
                   1st   2nd    6    3rd     9     4th          1st    2nd     6     3rd     9    4th           3rd Qtr.  9 Mos.
                   Qtr.  Qtr.  Mos.  Qtr.   Mos.   Qtr  Year    Qtr.   Qtr.   Mos.   Qtr.   Mos.  Qtr.   Year     vs       vs
                    $     $     $     $      $      $     $      $      $      $      $      $     $      $     3rd Qtr.  9 Mos.
                   ----  ----  ----  ----   ----   ---- ----    ----   ----   ----   ----   ----  ----   ----   --------  ------
TOTAL U.S. PHARM:  411   495   906   518   1,424                643    757   1,401   549   1,950  426    2,376     (6%)    (27%)
Clarinex / Aerius   69   126   195   118     313                133    144     277   128     405   93      498     (8%)    (23%)
Nasonex             82    85   167   104     271                 34    115     149    74     223   78      301     40%      21%
PEG-Intron          63    50   113    49     163                126    146     272    85     358   76      434    (42%)    (54%)
Temodar             37    45    82    60     142                 26     48      73    47     120   39      159     29%      18%
Integrilin          68    72   139    88     228                 84     87     171    73     244   40      284     20%      (7%)
Intron A            18    33    51    30      81                 15     54      69    38     107   37      144    (20%)    (24%)
Rebetol             31    23    53     -      54                136    102     238    50     288   18      306    (99%)    (81%)
Elocon               7    12    19    12      31                 10     11      21    12      33    3       37     (3%)     (8%)

Notes: U.S. sales of Zetia/Vytorin were $298 million in the 2004 third quarter and $679 million year-to-date.

       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
              INTERNATIONAL PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                             2004                                      2003
                           ----------------------------------------  ---------------------------------------
                            1st   2nd    6    3rd    9    4th         1st   2nd    6    3rd    9   4th         3rd Qtr. 9 Mos.
                            Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr. Year   Qtr.  Qtr.  Mos.  Qtr.  Mos. Qtr.  Year    vs       vs
                             $     $     $     $     $     $     $     $     $     $     $     $    $     $    3rd Qtr. 9 Mos.
                            ----  ----  ----  ----  ----  ---- ----   ----  ----  ----  ----  ---- ----  ----  -------- ------
TOTAL INTERNATIONAL PHARM: 1,070 1,150 2,220 1,037 3,257             1,003 1,113 2,116 1,035 3,151 1,083 4,235    0%      3%
Remicade                     165   182   347   188   535               114   126   240   142   382   159   540   33%     40%
Clarinex / Aerius             61   100   161    57   218                41    75   116    41   157    40   196   39%     39%
Nasonex                       58    71   129    48   178                44    60   105    39   144    55   199   23%     23%
PEG-Intron                    85    94   179    83   262                95   101   196    87   283    85   368   (5%)    (7%)
Temodar                       49    57   106    61   168                34    40    73    44   117    48   165   40%     43%
Integrilin                     5     6    12     5    17                 5     5    10     6    16     6    22   (5%)     9%
Intron A                      51    56   107    51   158                59    71   130    65   195    70   265  (22%)   (19%)
Claritin Rx                   91    82   173    67   240                89    90   179    68   247    81   328   (1%)    (3%)
Rebetol                       68    65   133    52   185                83    94   177    75   252    81   333  (31%)   (27%)
Subutex                       44    47    91    45   136                31    36    66    37   103    41   144   22%     32%
Elocon                        31    34    65    31    96                29    30    58    29    88    30   117    5%     10%
Caelyx                        34    35    70    39   109                22    26    49    30    78    32   111   32%     39%

Notes: International cholesterol franchise sales, which include Zetia and Vytorin, totaled $46 million in the 2004 third quarter and $101 million year-to-date.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                               MISCELLANEOUS DATA
                              (DOLLARS IN MILLIONS)

                                                          2004
                             -----------------------------------------------------------------
                             1st        2nd        6        3rd        9        4th
                             Qtr.       Qtr.      Mos.      Qtr.      Mos.      Qtr.      Year
                              $          $         $         $         $         $          $
                             ----       ----      ----      ----      ----      ----      ----
GEOGRAPHIC SALES
U.S.                           738       827     1,565       800     2,365
EUROPE AND CANADA              874       972     1,846       820     2,666
LATIN AMERICA                  174       182       356       204       560
PACIFIC AREA AND ASIA          177       166       343       154       497
CONSOLIDATED SALES           1,963     2,147     4,110     1,978     6,088
                             -----     -----     -----     -----     -----

                                                         2003
                              ---------------------------------------------------------------
                              1st       2nd        6        3rd        9        4th
                              Qtr.      Qtr.      Mos.      Qtr.      Mos.      Qtr.     Year
                               $         $         $         $         $         $        $
                              ----     ----       ----      ----      ----      ----     ----
GEOGRAPHIC SALES
U.S.                           965     1,047     2,012       836     2,848       712     3,559
EUROPE AND CANADA              777       935     1,711       849     2,560       849     3,410
LATIN AMERICA                  171       163       334       184       517       199       716
PACIFIC AREA AND ASIA          169       163       332       129       461       188       649
CONSOLIDATED SALES           2,082     2,308     4,389     1,998     6,386     1,948     8,334
                             -----     -----     -----     -----     -----     -----     -----

                                                          2004
                               ----------------------------------------------------------------
                               1st        2nd       6        3rd        9        4th
                               Qtr.      Qtr.      Mos.      Qtr.      Mos.      Qtr.      Year
                                $          $        $         $         $         $          $
                               ----      ----      ----      ----      ----      ----      ----
CONSOLIDATED SALES
GROWTH RATES:
     As Reported                  (6%)      (7%)      (6%)      (1%)      (5%)
     Excluding Exchange          (12%)     (10%)     (11%)      (4%)      (9%)

OTHER, NET
    Interest Income           $   14    $   15    $   29    $   20    $   50
    Interest Expense             (48)      (43)      (91)      (39)     (130)
    FX Gains/(Losses)             (1)       (4)       (4)        0        (4)
    Other Income/(Expense)        (1)      (11)      (12)      (15)      (28)
                             -------   -------   -------   -------   -------
Total  Other, Net            ($   36)  ($   43)  ($   78)  ($   34)  ($  112)

EFFECTIVE TAX RATE                20%       20%       20%       20%       20%

                                                         2003
                           -------------------------------------------------------------------
                               1st       2nd      6        3rd        9        4th
                               Qtr.      Qtr.    Mos.      Qtr.      Mos.     Qtr.        Year
                                $         $       $         $         $         $          $
                               ----      ----    ----      ----      ----     ----        ----
CONSOLIDATED SALES
GROWTH RATES:
     As Reported               (19%)     (19%)     (19%)     (17%)     (18%)     (18%)     (18%)
     Excluding Exchange        (23%)     (24%)     (24%)     (21%)     (23%)     (24%)     (23%)

OTHER, NET
    Interest Income         $   13   $    15    $   28    $    9    $   37    $   20    $   57
    Interest Expense           (13)      (12)      (25)      (24)      (49)      (32)      (81)
    FX Gains/(Losses)           (1)        -        (1)        1        (1)        -        (1)
    Other Income/(Expense)     (12)        1       (10)      (27)      (36)        2       (34)
                           -------   -------   -------   -------   -------   -------   -------
Total  Other, Net          ($   13)  $     4   ($    8)  ($   41)  ($   49)  ($   10)  ($   59)

EFFECTIVE TAX RATE              20%       20%       20%       **        **        15%       **

** In the 2003 third quarter, the company reduced its estimate of the 2003 annual effective tax rate to 15% from 20% on income, excluding the $350 million non-tax deductible provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                                            Alex Kelly             908-298-7450
                                            Janet M. Barth         908-298-7417

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